FARMERS NATIONAL BANC CORP.

Q4 2025 Investor Presentation

NASDAQ: FMNB

Disclosure Statement

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the financial condition, results of operations, asset quality trends and profitability of Farmers National Banc Corp. ("Farmers"). Forward-looking statements are not historical facts but instead express only management's current expectations and forecasts of future events or long-term-goals, many of which, by their nature, are inherently uncertain and outside of Farmers' control. Forward-looking statements are preceded by terms such as "expects," "believes," "anticipates," "intends" and similar expressions, as well as any statements related to future expectations of performance or conditional verbs, such as "will," "would," "should," "could" or "may." Farmers' actual results and financial condition may differ, possibly materially, from those indicated in these forward-looking statements. Factors that could cause Farmers' actual results to differ materially from those described in the forward-looking statements include significant changes in near-term local, regional, and U.S. economic conditions including those resulting from continued high rates of inflation, tightening monetary policy of the Board of Governors of the Federal Reserve, U.S. and foreign country tariff policies, and possibility of a recession; and the other factors contained in Farmers' periodic reports and registration statements filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2024, and Quarterly Reports on Form 10-Q, which have been filed with the Securities and Exchange Commission and are available on Farmers' website (www.farmersbankgroup.com) and on the Securities and Exchange Commission's website (www.sec.gov). Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management's views as of any subsequent date. Farmers undertakes no obligation to update forward-looking statements, whether as a result of new information, future events or otherwise.

Use of Non-GAAP Financial Measures

This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States ("GAAP"). These non-GAAP financial measures include "Core Deposits" and "Tangible Common Equity ratio." Farmers believes that these non-GAAP financial measures provide both management and investors a more complete understanding of Farmers' deposit profile and capital. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures. Because not all companies use the same calculation of "Core Deposits" and "Tangible Common Equity ratio," this presentation may not be comparable to other similarly titled measures as calculated by other companies.

About Farmers National Banc Corp.

- $5.2 billion in banking assets
- $4.7 billion in wealth management assets under care
- $0.68 (4.9%) annualized dividend yield*
- Founded in 1887
- 172 consecutive quarters of profitability
- Strong and diverse franchise currently operating
- 62 banking locations throughout Ohio and Pennsylvania
- Growth plan focused on combining big bank capabilities with local bank service


CRAWFORD COUNTY
VENANGO COUNTY
ELK COUNTY
CUYAHOGA COUNTY
GEAUGA COUNTY
TRUMBULL COUNTY
MERCER COUNTY
JEFFERSON COUNTY
CLARION COUNTY
MEDINA COUNTY
PORTAGE COUNTY
SUMMIT COUNTY
MAHONING COUNTY
BUTLER COUNTY
CLEARFIELD COUNTY
WAYNE COUNTY
STARK COUNTY
COLUMBIANA COUNTY
BEAVER COUNTY
ALLEGHENY COUNTY
OHIO
PA

*Stock data as of October 21, 2025

Local, Established & Experienced Leadership Team

Kevin Helmick (53) President & Chief Executive Officer	**Troy Adair (58)** Senior Executive Vice President, Chief Financial Officer	**Amber Wallace (59)** Senior Executive Vice President, Chief Retail/Marketing Officer	**Michael Matuszak (58)** Senior Executive Vice President, Chief Operating Officer	**Mark Wenick (66)** Senior Executive Vice President, Chief Wealth Management Officer
Brian Jackson (56) Executive Vice President, Chief Information Officer	**Michael Oberhaus (50)** Executive Vice President, Chief Risk Officer	**Mark Nicastro (54)** Executive Vice President, Chief Human Resources Officer	**William Shivers (65)** Senior Vice President, Chief Commercial Lending Officer	**Michael Lipke (58)** Senior Vice President, Chief Credit Officer

Training

- Farmers Academy
- In-house leadership/management training program
- Ohio Bankers League Bank Management School

Talent Acquisition

- Comprehensive recruitment program
- High percentage of referrals come from our employees
- Retention of key executives
  - Current executive team has been with the bank for over nine years

Robust Succession Planning

- Annual review
- Multi-layered approach focused on core competencies of position
  - Linked to annual performance appraisal and development plan
- Executive succession planning reviewed at holding company board level

Alignment with Shareholders

- Structure of STI and LTI programs encourages sound business practices and appropriate levels of risk management
- Recognition as Best Employer in Ohio in 2019, 2020, 2022 as voted by our employees*
- Key metrics of success reflected in consistent results

* Source: Best Companies Group

Farmers Strategic Vision

Leveraging our History with Modern Banking Technologies to Support our Future

Invest in our Franchise

- Leverage technology
- Drive efficiencies through Six Sigma operating framework
- Strive to be customer centric and provide exceptional experiences
- Assure Farmers is the best place to work
- Continued pursuit of organic and M&A opportunities

Drive Financial Excellence

- Strive for performance metrics in top quartile ranking vs. peer group
- Focus on growing noninterest income
- Proactive capital management
- Maintain financial strength
- Prudent risk management and focus on asset quality







Proven Acquisition History and Strategy

Long-term strategy of value-enhancing acquisitions

Eight acquisitions in the past nine years

Target franchises with similar culture, compelling reputation, and strong customer base

Focus on businesses that support cross sell opportunities and diversify footprint into compelling banking markets

Manageable initial tangible book value dilution

Reasonable price with a currency mix of cash and stock



$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25
Farmers National Insurance (2008)
Farmers Trust Company (2009)
Private Client Services (2012)
National Associates (2013)
National Bancshares (2015)
Tri-state 1st Banc (2015)
Bowers Insurance (2016)
Monitor Bancorp (2017)
Maple Leaf (2020)
Cortland Bancorp (2021)
Emclaire Financial (2023)
Crest Retirement (2024)
Assets
Wealth Management Assets

- Graph in millions
- As of December 31, 2025

FARMERS NATIONAL BANC CORP.

FARMERS
NATIONAL BANC CORP.

Financial Performance

NASDAQ: FMNB

Balance Sheet Strengths

	12/31/25	12/31/24	12/31/23
Customer Deposits*	$4.3 billion	$4.2 billion	$4.2 billion
Cash Balances	$92.4 million	$85.7 million	$103.7 million
Loan-to-Deposit Ratio	76.1%	76.6%	76.6%
Allowance to Loans	1.11%	1.10%	1.08%
Total Risk-based Capital Ratio	15.3%	14.6%	14.1%

*Excludes Brokered Time Deposits.

Core Results

Overview

- Core EPS remains strong through challenging environments
- Robust fee businesses provide stability

Core Net Income


$65,000
$55,000
$45,000
$35,000
$25,000
$15,000
$5,000
$62,316
$63,994
$61,798
$48,151
$59,045
2021
2022
2023
2024
2025

Core Return on Assets


1.83%
1.54%
1.23%
0.95%
1.14%
2021
2022
2023
2024
2025

Core EPS


$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$2.13
$1.89
$1.65
$1.28
$1.57
2021
2022
2023
2024
2025

Core items exclude the impact of acquisition related provision and other items. See Non-GAAP reconciliation in appendix.

Loan Portfolio Overview

Overview

- Total loans $3.3 billion
- Diverse loan mix
- Farmers' practice is to lend primarily within its market area

Rate Type Segments



Variable, 16%
Fixed, 50%
Adjustable, 34%

Total Loans (in millions)



$3,500.00
$3,000.00
$2,500.00
$2,000.00
$1,500.00
$1,000.00
$500.00
$0.00
2021
2022
2023
2024
2025
CRE
C&I
Agricultural
Residential Mortgage
Consumer

Net Loans to Assets



55.6%
58.3%
62.3%
63.2%
62.3%
2021
2022
2023
2024
2025

CRE

Overview

- Well diversified portfolio
- Strong credit culture
- Independent loan review

CRE Breakdown



Construction, 9%
Owner Occupied, 28%
Multifamily, 12%
Non-owner Occupied, 51%

CRE Categories

Category	Balance	% of CRE	% of Port
Retail	$ 337,257	24%	10%
Warehouse/Industrial	$ 236,391	17%	7%
Office	$ 191,765	14%	6%
Multifamily	$ 171,956	12%	5%
Medical	$ 141,396	10%	4%
Special Purpose	$ 78,533	6%	2%
Multifamily - Construction	$ 62,595	4%	2%
Restaurant	$ 44,583	3%	1%
Hotel	$ 44,356	3%	1%
Remainder	$ 88,123	6%	3%
Total	$ 1,396,955		

Loans by Industry Type



Commercial Real Estate
Residential Real Estate
Consumer
Commercial & Industrial
Agricultural
8%
10%
13%
43%
26%

Asset Quality Trends

Overview

- Early-stage delinquencies were $16.9 million, or 0.51% of total loans at December 31, 2025, compared to $13.0 million, or 0.40% of total loans at December 31, 2024
- Conservative underwriting practices
- Sound reserve levels under CECL

Annualized Net Charge-Offs to Avg. Net Loans


0.04%
0.11%
0.07%
0.21%
0.19%
2021
2022
2023
2024
2025

NPLs/Total Loans & Leases ($ in thousands)


$50,000
$40,000
$30,000
$20,000
$10,000
$-
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
2021
2022
2023
2024
2025
NPLs - LHS
NPLs / Total Loans - RHS

ACL to Total Loans


1.26%
1.12%
1.08%
1.10%
1.11%
2021
2022
2023
2024
2025

FARMERS
NATIONAL BANC CORP.

Securities Portfolio

Overview

- All of the Investment securities portfolio is categorized as available for sale
- All MBS and CMOs are U.S. government agency issued
- All municipal securities are investment grade, majority with credit enhancements
- The duration of the available for sale securities portfolio is 6.4 years at December 31, 2025
- Assuming no changes to interest rates, the unrealized loss is expected to have accretion of approximately $27.5 million, or 15.2% over the next four quarters
- Over the next three years, the unrealized loss is expected to have accretion of approximately $71.9 million, or 39.8%, assuming no changes to interest rates



CMOs, 13.7%
Corporates, 1.0%
Mortgage Backed Securities 40.7%
U.S. Government, 7.1%
Municipals, 37.5%

Deposit Trends

Overview

- We are proud to say our bank is built on core deposits
- Total customer deposits: $4.3 billion
- Noninterest-bearing stood at 22.9% of customer deposits

Customer Deposit Composition (in millions)


$4,000
$3,000
$2,000
$1,000
$-
$966
$3,226
$994
$3,349
31-Dec-24
31-Dec-25
Noninterest-bearing
Interest-bearing

Customer Deposit Composition (in millions)


$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
2021
2022
2023
2024
2025
Noninterest-Bearing
Interest-Bearing Demand
Money Market
Savings
Time Deposits

Liquidity

Farmers National Banc Corp. has the following sources of liquidity at the holding company as of December 31, 2025 :

- **$29.5 million** of cash and equivalents
- **$5.0 million** in unsecured lines of credit with a zero balance

Farmers National Bank has the following sources of liquidity as of December 31, 2025:

- **$87.6 million** of cash and equivalents
- **$552.2 million** of additional borrowing capacity at the FHLB
- **$25.0 million** of unsecured lines of credit with a zero balance
- **$498.5 million** of available for sale securities that are not pledged
- Brokered CDs
- Securities roll-off of approximately **$93.3 million** in next 12 months

Net Interest Income and NIM Trends

Overview

- Focused on growing loans to manage net interest margin
- Managing cost of funds and deposit betas through rising rate environment

Net Interest Income (in thousands)



$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
2021
2022
2023
2024
2025

Net Interest Margin



3.45%
3.18%
2.91%
2.69%
2.95%
2021
2022
2023
2024
2025

Loans to Deposits



78.00%
76.00%
74.00%
72.00%
70.00%
68.00%
66.00%
64.00%
62.00%
60.00%
2021
2022
2023
2024
2025

FARMERS NATIONAL BANC CORP.

Noninterest Income Trends

Overview

- Robust Trust, Wealth Management and Insurance businesses
- Diverse revenue sources
- Working to increase noninterest income to total revenue

Total Noninterest Income* (in thousands)



$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
2021
2022
2023
2024
2025

Noninterest Income to Total Revenue*



26.1%
22.4%
22.9%
25.3%
25.0%
2021
2022
2023
2024
2025

Components of Noninterest Income* (in thousands)



$50,000
$40,000
$30,000
$20,000
$10,000
$-
2021
2022
2023
2024
2025
Wealth
Mortgage Banking
Svc Chgs/Debit Fees
Other

* See Non-GAAP reconciliation in appendix.

FARMERS NATIONAL BANC CORP.

Noninterest Expense Trends

Overview

- Overall focus on driving efficiencies
- The Company has a number of process improvement projects underway.
- Track record of prudent expense management

Noninterest Expense to Average Assets (1)



2.05%
1.98%
2.07%
2.09%
2.18%
2021
2022
2023
2024
2025

Noninterest Expense (in thousands) (2)



$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
2021
2022
2023
2024
2025

Efficiency Ratio (1)



46.3%
49.0%
55.4%
59.2%
56.6%
2021
2022
2023
2024
2025

(1) Ratios adjusted for certain items. See Non-GAAP reconciliation in appendix.
(2) All periods adjusted for certain items. See Non-GAAP reconciliation in appendix.

Capital

Overview

- All regulatory capital ratios above *well-capitalized* threshold
- Announced 1,000,000 share repurchase program in Q1 2023
- Strong dividend payout

Total Risk Based Capital



17.60%
17.79%
14.06%
14.55%
15.32%
2021
2022
2023
2024
*2025

Tier 1 Leverage Ratio



10.12%
9.84%
8.02%
8.36%
8.92%
2021
2022
2023
2024
*2025

* Estimate

Appendix – Non GAAP Reconciliations

	2021	2022	2023	2024	2025
Net income	$ 51,844	$ 60,597	$ 49,932	$ 45,949	$ 54,586
Acquisition related costs/system conversion - after tax	5,731	3,290	4,395	82	2,666
Acquisition related provision - after tax	3,846	-	6,077	-	-
Employee severance	-	-	798	-	-
Lawsuit settlement income - after tax	-	(6,616)	-	-	-
Lawsuit settlement contingent legal expense - after tax	-	1,639	620	-	-
Charitable donation - after tax	-	4,740	-	-	-
FHLB prepayment penalties - after tax	1,682	-	-	-	-
Net loss (gain) on asset/security sales - after tax	(598)	344	(723)	2,120	1,793
Gain on sale of non-mortgage loans - after tax	(189)	-	698	-	-
Core net income	$ 62,316	$ 63,994	$ 61,797	$ 48,151	$ 59,045
Reported diluted EPS	$ 1.77	$ 1.79	$ 1.33	$ 1.22	$ 1.45
Core diluted EPS	$ 2.13	$ 1.89	$ 1.65	$ 1.28	$ 1.57
Reported return on average assets (annualized)	1.52%	1.46%	0.99%	0.90%	1.06%
Core return on average assets (annualized)	1.83%	1.54%	1.23%	0.95%	1.14%
Net interest income, reported	$ 107,990	$ 124,166	$ 137,786	$ 128,368	$ 142,444
Net interest income, tax equated	$ 110,835	$ 127,530	$ 140,588	$ 130,848	$ 144,984
Noninterest income	38,193	44,202	41,861	41,716	46,130
Legal settlement income	-	(8,375)	-	-	-
Net loss (gain) on asset/security sales	(757)	435	883	2,684	2,269
Net (gain) on commercial loan sale	-	-	-	-	-
Gain on sale of non-mortgage loans	(239)	-	(915)	-	-
Adjusted noninterest income	37,197	36,262	41,829	44,400	48,399
Net interest income and noninterest income adjusted	148,032	163,792	182,417	175,248	193,383
Noninterest expense less intangible amortization	77,817	92,438	108,361	103,830	113,560
Charitable donation	-	6,000	-	-	-
Contingent legal settlement expense	-	2,075	785	-	-
Employee severance	-	-	1,010	-	-
Acquisition related/system conversion costs	7,109	4,070	5,475	92	4,048
FHLB prepayment penalties	2,129	-	-	-	-
Adjusted noninterest expense	68,579	80,293	101,091	103,738	109,512
Reported efficiency ratio (tax equivalent basis)	51.13%	53.68%	59.24%	59.26%	59.02%
Efficiency ratio excluding certain items	46.33%	49.02%	55.42%	59.19%	56.63%